POWER OF ATTORNEY
                        -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Larry B. Schweiger and Charles F. Fistel, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of Black Diamond Funds, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                          /S/  LARRY B. SCHWEIGER
                                          -----------------------
                                          Larry B. Schweiger


Dated as of June 21, 2002









04088.0001 #327268

                        POWER OF ATTORNEY
                        -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Larry B. Schweiger and Charles F. Fistel, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of Black Diamond Funds, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                          /S/  CHARLES F. FISTEL
                                          ----------------------
                                          Charles F. Fistel


Dated as of June 21, 2002







04088.0001 #327268

                        POWER OF ATTORNEY
                        -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Larry B. Schweiger and Charles F. Fistel, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of Black Diamond Funds, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                              /S/  STEVE BELLOTTI
                                              -------------------
                                              Steve Bellotti


Dated as of June 21, 2002






04088.0001 #327268

                        POWER OF ATTORNEY
                        -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Larry B. Schweiger and Charles F. Fistel, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of Black Diamond Funds, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                              /S/  R. CAROL CASEY
                                              -------------------
                                              R. Carol Casey


Dated as of June 21, 2002





04088.0001 #327268